                                                                    Exhibit 99.5

                              THE LEARNING COMPANY
                                RESTATED RESULTS
           (IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)
                                  (UNAUDITED)

                       QUARTER     QUARTER     QUARTER     QUARTER      FISCAL    NINE MONTHS
                        ENDED       ENDED       ENDED       ENDED        YEAR        ENDED
                      31-MAR-97   30-JUN-97   30-SEP-97   31-DEC-97      1997      30-SEPT-97
                      ----------  ----------  ----------  ----------  ----------  ------------
Revenues............  $  131,196  $  128,599  $  141,737  $  219,399  $  620,931   $  401,532
Operating expenses:
Costs of
  production........      39,278      38,687      40,326      70,928     189,219      118,291
Sales and
  marketing.........      32,079      32,981      38,746      52,991     156,797      103,806
General and
  administrative....      12,187      11,592      10,755      14,184      48,718       34,534
Development and
  software costs....      20,278      20,672      25,041      23,996      89,987       65,991
Amortization,
  merger and
  other charges.....     133,013     121,645     148,400     140,868     543,926      403,058
                      ----------  ----------  ----------  ----------  ----------  ------------
                         236,835     225,577     263,268     302,967   1,028,647      725,680
                      ----------  ----------  ----------  ----------  ----------  ------------
Operating loss......    (105,639)    (96,978)   (121,531)    (83,568)   (407,716)    (324,148)
Interest expense and
  other.............      (3,997)     (3,560)     (4,798)     (3,797)    (16,152)     (12,355)
                      ----------  ----------  ----------  ----------  ----------  ------------
Loss before taxes...    (109,636)   (100,538)   (126,329)    (87,365)   (423,868)    (336,503)
Provision for income
  taxes.............       7,527      (2,918)    (13,167)     79,602      71,044       (8,558)
                      ----------  ----------  ----------  ----------  ----------  ------------
Net loss............    (117,163)    (97,620)   (113,162)   (166,967)   (494,912)    (327,945)
                      ----------  ----------  ----------  ----------  ----------  ------------
                      ----------  ----------  ----------  ----------  ----------  ------------

Net loss per share--
  basic and
  diluted............ $    (1.80) $    (1.49) $    (1.72) $    (2.50) $    (7.48)  $    (5.00)
Shares used in per
  share calculation --
  basic and diluted.. 65,222,000  65,568,000  65,895,000  66,773,000  66,183,000   65,561,533

                                     QUARTER        QUARTER
                                      ENDED          ENDED
                                    31-MAR-98      30-JUN-98
                                    ----------     ----------
Revenues........................    $  179,336     $  171,983

Operating expenses:
Costs of production.............        59,402         62,626
Sales and marketing.............        47,938         60,756
General and administrative......        12,600         16,936
Development and software costs..        22,821         25,041
Amortization, merger and
  other charges.................       159,077         60,116
                                    ----------     ----------
                                       301,838        225,475
                                    ----------     ----------
Operating loss..................      (122,502)       (53,492)
Interest expense and other......        (4,370)         1,579
                                    ----------     ----------
Loss before taxes...............      (126,872)       (51,913)
Provision for income taxes......         --              --
                                    ----------     ----------
Net loss........................      (126,872)       (51,913)
                                    ----------     ----------
                                    ----------     ----------

Net loss per share--basic and
  diluted.......................    $    (1.83)    $    (0.68)

Shares used in per share
  calculation--basic and
  diluted.......................    69,430,000     75,969,000
